UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Form 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 18, 2007

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PPLUS TRUST SERIES EQ-1

(Exact name of the Issuing Entity as specified in its charter)

MERRILL LYNCH DEPOSITOR, INC.

(Exact name of the Depositor as specified in its charter)

MERRILL LYNCH DEPOSITOR, INC.

(Exact name of the Sponsor as specified in its charter)

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Delaware	001-33538	13-3891329
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

World Financial Center
New York, New York		10080
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 449-1297

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits
(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits:
5.1	Legality opinion of Shearman & Sterling LLP
8.1	Tax opinion of Shearman & Sterling LLP
23.1	Consent of Shearman & Sterling LLP (included in Exhibits 5.1 and 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MERRILL LYNCH DEPOSITOR, INC.

Date: June 18, 2007	By:	/s/ Michael R. Vasseghi
Name: Michael R. Vasseghi
Title: President

EXHIBIT INDEX

Exhibit No.	Description
5.1	Legality opinion of Shearman & Sterling LLP
8.1	Tax opinion of Shearman & Sterling LLP
23.1	Consent of Shearman & Sterling LLP (included in Exhibits 5.1 and 8.1)